Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,287,103
Unrealized Gain (Loss) on Market Value of Futures	5,645,106
Dividend Income	11,066
Interest Income	44,024
ETF Transaction Fees	1,050
Total Income (Loss)	$10,988,349

Expenses
Management Fees	$88,508
Professional Fees	21,726
Brokerage Commissions	12,908
Directors' Fees and insurance	2,464
Total Expenses	$125,606
Net Income (Loss)	$10,862,743

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/20	$126,548,740
Additions (300,000 Shares)	8,105,031
Withdrawals (200,000 Shares)	(5,418,028)
Net Income (Loss)	10,862,743

Net Asset Value End of Month	$140,098,486
Net Asset Value Per Share (4,850,000 Shares)	$28.89

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$933,237
Unrealized Gain (Loss) on Market Value of Futures	(225,175)
Dividend Income	1,701
Interest Income	2,121
ETF Transaction Fees	1,750
Total Income (Loss)	$713,634

Expenses
Management Fees	$8,740
Professional Fees	7,542
Brokerage Commissions	736
Directors' Fees and insurance	153
Total Expenses	17,171
Expense Waiver	(6,415)
Net Expenses	$10,756
Net Income (Loss)	$702,878

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/20	$15,293,972
Additions (300,000 Shares)	5,448,715
Withdrawals (50,000 Shares)	(851,839)
Net Income (Loss)	702,878

Net Asset Value End of Month	$20,593,726
Net Asset Value Per Share (1,150,000 Shares)	$17.91

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,220,340
Unrealized Gain (Loss) on Market Value of Futures	5,419,931
Dividend Income	12,767
Interest Income	46,145
ETF Transaction Fees	2,800
Total Income (Loss)	$11,701,983

Expenses
Management Fees	$97,248
Professional Fees	29,268
Brokerage Commissions	13,644
Directors' Fees and insurance	2,617
Total Expenses	142,777
Expense Waiver	(6,415)
Net Expenses	$136,362
Net Income (Loss)	$11,565,621

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/20	$141,842,712
Additions (600,000 Shares)	13,553,746
Withdrawals (250,000 Shares)	(6,269,867)
Net Income (Loss)	11,565,621

Net Asset Value End of Month	$160,692,212

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596